UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2023

PAVMED INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Madison Avenue, 25th Floor	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	PAVM	The Nasdaq Stock Market LLC
Series Z Warrants to Purchase Common Stock	PAVMZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

On May 31, 2023, PAVmed Inc. (the “Company”) agreed to issue 1,500,000 shares (the “Shares”) of its common stock to Sunrise Labs, Inc. (“Sunrise”). The Shares are being issued in payment of a $750,000 non-refundable advance payment due in connection with Sunrise’s continued development of the electronics and firmware for the Veris Health implantable physiologic monitor. On the six-month anniversary of the issuance of the Shares, the then-current market value of the Shares will be determined based on the volume weighted average price per share of the common stock during the last ten trading days of such six-month period (the “Value”). If the aggregate Value of the Shares is less than $750,000, the Company may, at its election, either pay to Sunrise an amount in cash equal to the shortfall or issue to Sunrise a number of additional shares equal to the shortfall divided by the greater of the Value and $0.10. In no event will the number of shares issued exceed 9.99% of the Company’s outstanding common stock as of May 31, 2023.

As previously discussed in the Company’s public filings, the implantable physiologic monitor that is covered by this Sunrise arrangement is designed to provide continuous data on key physiologic parameters known to predict adverse outcomes in cancer patients undergoing treatment. This arrangement with Sunrise will assist the Company in meeting its development timeline, while at the same time preserving cash by using Shares to compensate Sunrise.

The Shares issuable to Sunrise are being offered and sold in transactions exempt from registration under the Securities Act, in reliance on the exemption afforded under Section 4(a)(2) thereof, because, among other things, the transaction did not involve a public offering, Sunrise is an accredited investor, Sunrise is taking the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2023	PAVMED INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
President and Chief Financial Officer